PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

DATED NOVEMBER 16, 2021

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. )

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☐	Definitive Proxy Statement
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Puerto Rico Residents Tax-Free Fund iv, Inc.

(Name of Registrant as Specified in its Charter)

Ocean Capital LLC
WILLIAM Heath Hawk
José R. Izquierdo II
Brent d. rosenthal

(Name Of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

DATED NOVEMBER 16, 2021

2021 ANNUAL MEETING OF SHAREHOLDERS OF
Puerto Rico Residents Tax-Free Fund IV, Inc.

PROXY STATEMENT

OF

OCEAN CAPITAL LLC

Please vote the BLUE Proxy Card to elect our slate of highly-qualified nominees and for our proposal to repeal any provision of, or amendment to, the Bylaws adopted by the Board without shareholder approval subsequent to November 16, 2021

Please sign, date and mail the enclosed BLUE Proxy Card today!

Ocean Capital LLC, a Puerto Rico limited liability company (“Ocean Capital,” “we,” “us,” or “ours”), and its managing member William Heath Hawk, are significant shareholders and beneficially own in the aggregate approximately 8.2% of the outstanding shares of the Fund’s common stock, par value $0.01 (the “Common Stock”), of Puerto Rico Residents Tax-Free Fund IV, Inc. (the “Fund”), a Puerto Rico corporation. We are writing to you in connection with our proposal to elect our two (2) nominees to the board of directors of the Fund (the “Board”) and our proposal to repeal any provision or amendment to the Fund’s bylaws (the “Bylaws”) adopted subsequent to November 16, 2021, each at the annual meeting of shareholders scheduled to be held virtually at [●] p.m. Atlantic Standard Time ([●] p.m. Eastern Standard Time) on [●], 2021, including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the “Annual Meeting”). As of November 16, 2021, the Fund has not yet filed a proxy statement for the Annual Meeting.

We are therefore furnishing this proxy statement and the enclosed BLUE Proxy Card to seek your support at the Annual Meeting with respect to the following (each, a “Proposal” and, collectively, the “Proposals”):

1.	To elect Ocean Capital’s slate of two (2) director nominees, José R. Izquierdo II and Brent D. Rosenthal (the “Nominees”), to serve as directors on the Board, to serve three-year terms or until his respective successor is duly elected and qualified, in opposition to the Fund’s director nominees (Proposal 1); and

2.	To repeal any provision of, or amendment to, the Bylaws adopted by the Board without the approval of the Fund’s shareholders subsequent to November 16, 2021 (Proposal 2).

If you have already sent a proxy card furnished by the Fund’s management to the Fund, you have every right to change your vote by signing, dating and returning the enclosed BLUE Proxy Card or by following the instructions for telephone or Internet voting detailed thereon. Only your latest dated proxy card counts!

Please refer to the Section below, Information Concerning the Annual Meeting (which is incorporated herein by reference), and the Fund’s proxy materials, once available, for additional information concerning the Annual Meeting, including how to register for the meeting, voting and proxy procedures, votes required for approval of the Proposals and the solicitation of proxies. If you were a record holder of shares of Common Stock as of the close of business on the record date, [●], 2021 (the “Record Date”), you must register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than [●] p.m. Atlantic Standard Time ([●] p.m. Eastern Standard Time) on [●], 2021 to attend and vote at the Annual Meeting. Broadridge will then e-mail you the login information and instructions for attending and voting at the Annual Meeting. If you were a beneficial owner of shares of Common Stock as of the close of business on the Record Date, i.e., your shares were held for you by a broker, bank or other institution as of the close of business on the Record Date, please consult with your broker, bank or other institution on how to attend and vote at the Annual Meeting.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Morrow Sodali LLC, (“Morrow Sodali”), toll free at (800) 662-5200 or collect at (203) 658-9400. This proxy statement (including the Appendices hereto, the “Proxy Statement”) and the enclosed BLUE Proxy Card are first being furnished to shareholders on or about [●], 2021.

This Proxy Statement and all other solicitation materials in connection with this proxy solicitation will be available on the Internet, free of charge, at the SEC’s website https://www.edgar.sec.gov. The Edgar file number for the Fund is 811-23692.

IMPORTANT

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

●	If your shares are registered in your own name, you may vote such shares by signing, dating and mailing the enclosed BLUE Proxy Card to Ocean Capital LLC, c/o Morrow Sodali LLC, in the enclosed postage-paid envelope today or by following the instructions for telephone or Internet voting detailed on the enclosed BLUE Proxy Card.

●	If your shares were held for you by a brokerage firm, bank, bank nominee or other institution on the Record Date, only they can vote such shares and only upon receipt of your specific instructions. Accordingly, please instruct your broker or bank to vote the BLUE Proxy Card on your behalf by following the voting instructions provided by your broker or bank.

REASONS FOR OUR SOLICITATION

As one of the largest shareholders of the Fund, Ocean Capital has nominated a slate of two (2) highly-qualified Nominees who would not be “interested persons” (based on Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”)) and are independent (based on Section 301 of the Sarbanes-Oxley Act of 2002) (Proposal 1), and put forth a proposal to repeal any provision of, or amendment to, the Bylaws adopted by the Board without the approval of the Fund’s shareholders subsequent to November 16, 2021 (Proposal 2).

As committed investors, we are looking for the Fund to significantly improve both performance and governance in order to generate maximum returns for all shareholders. We believe shareholders cannot expect the Fund to perform significantly better without fundamental change, beginning in the boardroom by adding fresh perspectives.

We urge you to support our Proposals by voting the BLUE Proxy Card today, which we believe will help unlock value for investors.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

We are seeking your support at the Annual Meeting to elect each of our two (2) highly-qualified Nominees (subject to change depending on the Fund’s proxy statement, once available) in opposition to the Fund’s director nominees to serve a three-year term expiring at the annual meeting of shareholders to be held in 2024 or until his respective successor has been duly elected and qualified. Our Nominees, if elected, will constitute a minority of the Board.

OUR NOMINEES

The following information sets forth the name, age, business address, age, positions held with the Fund, term of office and length of time served in such positions if applicable, principal occupation(s) for the past five (5) years, number of portfolios in fund complexes overseen and other directorships held by each of our Nominees. The nominations were made in a timely manner and in compliance with the applicable provisions of the Fund’s governing instruments. None of the Nominees has a family relationship with any of the other Nominees. The specific experience, qualifications, attributes and skills that led us to conclude that our Nominees should serve as directors of the Fund are set forth below.

Name, Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships

José R. Izquierdo II, 70 Ponce de Leon Ave., Suite 160, San Juan, Puerto Rico 00918 (38)	N/A	N/A

Managing Member of Main Line Ventures LLC, a consulting firm, where he has worked since 2018;

Executive Director of Puerto Rico Tourism Company, an agency of the Government of Puerto Rico, where he worked from 2017 to 2018;

Principal at The Law Offices of José R. Izquierdo II, where he worked from 2013 to 2016

				N/A	N/A

Brent D. Rosenthal, 3 Drummond Terrace, Livingston, New Jersey 07039 (49)	N/A	N/A

Founder and Investor at Mountain Hawk Capital Partners, LLC, an investment fund, since 2017;

Partner in affiliates of W.R. Huff Asset Management, an employee-owned investment manager, where he worked from 2002 to 2016

N/A

Director of comScore, Inc., a media measurement and analytics company, since January 2016;

Director of RiceBran Technologies, a food company, since July 2016;

Advisor to the Board of Directors and Executive Management of FLYHT Aerospace, a provider of solutions for the aviation industry, from December 2019 to June 2020, and Director since June 2020

José R. Izquierdo II, age 38, is a San Juan-based attorney with over a decade of experience in both the private and public sectors. Currently, he is the Member and Managing Director of Main Line Ventures, LLC, a firm that counsels corporations, international organizations and world-class athletes on a range of legal, strategic and developmental matters. Mr. Izquierdo has served at Main Line Ventures, LLC since 2018. Mr. Izquierdo previously served as General Secretary of the World Boxing Organization’s Executive Committee, an international non-profit organization. At the government level, Mr. Izquierdo has served as Executive Director of the Puerto Rico Tourism Company, a public corporation responsible for stimulating, promoting and regulating the development of Puerto Rico’s tourism industry, from 2017 to 2018, member of the Governor of Puerto Rico’s fiscal transition team, member of the Government of Puerto Rico’s Economic Development Council, Assistant Secretary of Economic Development and has sat on numerous boards of directors. Mr. Izquierdo served as Principal at The Law Offices of José R. Izquierdo II. Mr. Izquierdo is a 2005 graduate of Haverford College and holds a Juris Doctorate from the University of Puerto Rico School of Law. Ocean Capital believes Mr. Izquierdo’s extensive leadership experience at both the public and private sectors makes him qualified to serve as a director of the Fund.

Brent D. Rosenthal, age 49, founded Mountain Hawk Capital Partners, LLC, an investment fund focused on small and microcap equities in the technology, media, telecom (TMT) and food industries, in 2017. He has served as Chairman of the board of directors of comScore, Inc., a media measurement and analytics company, since April 2018 and as a director since January 2016. Mr. Rosenthal has been the Lead Independent Director/Non-Executive Chairman of the board of directors of RiceBran Technologies, a food company, since July 2016 and served as an advisor to the board of directors and executive management of FLYHT Aerospace, a provider of solutions for the aviation industry, from December 2019 to June 2020 and as a member of the FLYHT Aerospace board of directors since June 2020. He also served on the board of directors of SITO Mobile, Ltd., a mobile location-based media platform, from August 2016 to July 2018, and as Non-Executive Chairman of its board of directors from June 2017 to July 2018. Previously, Mr. Rosenthal was a Partner in affiliates of W.R. Huff Asset Management, an employee-owned investment manager, where he worked from 2002 to 2016. Mr. Rosenthal served as the Non-Executive Chairman of Rentrak Corporation, a media measurement and research company, from 2011 to 2016 and as a director from 2008 to 2016. He was Special Advisor to the board of directors of Park City Group, Inc., the parent company of ReposiTrak Inc., a company with a sourcing, compliance management and advanced commerce platform for retailing, from November 2015 to February 2018. Mr. Rosenthal earned his B.S. from Lehigh University and M.B.A. from the S.C. Johnson Graduate School of Management at Cornell University. He is an inactive Certified Public Accountant. Ocean Capital believes Mr. Rosenthal’s board of director experience and finance background make him qualified to serve as a director of the Fund.

SHARE OWNERSHIP OF NOMINEES

The following table contains a summary of the total number of shares of Common Stock beneficially owned by the Nominees as of November 16, 2021.

The information in the following table has been furnished to us by the respective Nominees. The percentages used below are based upon the 9,171,610 shares of Common Stock outstanding, which represents the outstanding shares of Common Stock as of August 31, 2021, according to the Fund’s Certified Shareholder Report of Registered Management Investment Companies (the “Shareholder Report”) filed on Form N-CSR with the Securities and Exchange Commission (“SEC”) on November 9, 2021:

Name and Address	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
José R. Izquierdo II 70 Ponce de Leon Ave., Suite 160, San Juan, Puerto Rico 00918	0	N/A

Brent D. Rosenthal 3 Drummond Terrace, Livingston, New Jersey 07039	0	N/A

Ocean Capital believes that none of the Nominees presently is, and if elected as a director of the Fund, none of the Nominees would be, an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act and that each of the Nominees would be independent within the meaning of (Section 301 of the Sarbanes-Oxley Act of 2002).

In the event that our Nominees are not elected to the Board at the Annual Meeting, Ocean Capital intends to consider all available options in the future with respect to the Fund, including, without limitation, nominating director candidates or submitting shareholder proposals.

For additional information concerning our Nominees, see Appendix A – Information Concerning the Nominees and Participants (which is incorporated herein by reference).

Other than as described elsewhere in this Proxy Statement, none of us has any material interest in this proposal, individually or in the aggregate, including any anticipated benefit to us.

WE URGE YOU TO VOTE FOR THE ELECTION OF OUR NOMINEES ON THE ENCLOSED BLUE PROXY CARD AND INTEND TO VOTE OUR SHARES FOR THIS PROPOSAL.

PROPOSAL NO. 2

PROPOSAL TO REPEAL BYLAW PROVISIONS AND AMENDMENTS

We have submitted the following proposal for shareholder approval at the Annual Meeting:

Proposal

“RESOLVED, that any provision of, or amendment to, the bylaws of Puerto Rico Residents Tax-Free Fund IV, Inc. adopted by the Board without the approval of the Fund’s stockholders subsequent to November 16, 2021 be and is hereby repealed.”

The reason for conducting this business at the Annual Meeting is to ensure that the will of the Fund’s shareholders with respect to the Nominees at the Annual Meeting is upheld and not be thwarted by any unilateral Bylaw provision or amendment adopted by the Board after we submitted our nomination notice to the Fund on November 16, 2021. While we are not aware of any such provisions or amendments to the Bylaws, we urge shareholders to adopt this proposal to prevent any possible interference with the shareholder franchise and our right as shareholders of the Fund to present business at the Annual Meeting for shareholders to consider and vote upon. We believe the approval of this proposal is necessary to safeguard the integrity of the contested Annual Meeting so that shareholders will not be deprived of considering and voting on our Nominees and the Proposal.

Other than as described elsewhere in this Proxy Statement, none of us has any material interest in this proposal, individually or in the aggregate, including any anticipated benefit to us.

WE RECOMMEND A VOTE FOR THE PROPOSAL TO REPEAL ANY PROVISION OF, AND AMENDMENT TO, THE BYLAWS ADOPTED WITHOUT SHAREHOLDER APPROVAL SUBSEQUENT TO NOVEMBER 16, 2021 ON THE ENCLOSED BLUE PROXY CARD AND INTEND TO VOTE OUR SHARES FOR THIS PROPOSAL.

INFORMATION CONCERNING THE ANNUAL MEETING

VOTING AND PROXY PROCEDURES

The Fund has set the close of business on [●], 2021 as the Record Date for determining shareholders entitled to notice of and to vote at the Annual Meeting. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. According to the Fund’s Shareholder Report, which was filed with the SEC on November 9, 2021, there were 9,171,610 shares of Common Stock outstanding and entitled to vote at the Annual Meeting as of August 31, 2021.

Shareholders, including those who expect to attend the Annual Meeting, are urged to authorize Ocean Capital to vote their shares on their behalf today by following the instructions for Internet voting detailed on the enclosed BLUE Proxy Card, by calling the toll-free number contained therein, or by signing, dating and mailing the enclosed BLUE Proxy Card in the enclosed return envelope to Ocean Capital LLC, c/o Morrow Sodali LLC, in the enclosed postage-paid envelope.

Authorized proxies will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Nominees and FOR Ocean Capital’s proposal to repeal bylaw provisions and amendments adopted subsequent to November 16, 2021 by the Board without shareholder approval, and, pursuant to Rule 14a-4(c) under the Securities Exchange Act of 1934, in the discretion of the persons named herein as proxies on all other matters as may properly come before the Annual Meeting.

QUORUM

The presence at the Annual Meeting, virtually or represented by proxy, of the holders of more than one-half of the outstanding shares of the Fund entitled to vote, shall constitute a quorum. The shares that represent “broker nonvotes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will not be counted as present and entitled to vote at the Annual Meeting for purposes of determining whether a quorum exists. The shares whose proxies reflect an abstention on any item will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining whether a quorum exists.

If you were a record holder of shares of Common Stock as of the close of business on the Record Date, you must register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than [●] p.m. Atlantic Standard Time ([●] p.m. Eastern Standard Time) on [●], 2021 to attend and vote at the Annual Meeting. Broadridge will then e-mail you the login information and instructions for attending and voting at the Annual Meeting. If you were a beneficial owner of shares of Common Stock as of the close of business on the Record Date, i.e., your shares were held for you by a broker, bank or other institution as of the close of business on the Record Date, please consult with your broker, bank or other institution on how to attend and vote at the Annual Meeting.

VOTES REQUIRED FOR APPROVAL

Election of Directors – The Fund has adopted a plurality vote standard for director elections, meaning the nominees receiving the highest number of affirmative votes will be elected as directors of the Fund at the Annual Meeting provided that a quorum is present.

Proposal to Repeal Bylaw Provisions and Amendments – Provided that a quorum has been established, Proposal 2 requires the affirmative vote of a majority of the Fund’s shares present virtually or represented by proxy at the Annual Meeting.

None of the applicable Puerto Rico law, the Charter nor the Bylaws provide for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals set forth in this Proxy Statement. Accordingly, you will have no right to dissent and obtain payment for your shares in connection with such proposals.

ABSTENTIONS; BROKER NON-VOTES

Abstentions will be treated as votes present at the Annual Meeting, but will not be treated as votes cast for Proposal 1. Abstentions, therefore, will have no effect on Proposal 1, but will have the effect of “against” votes on Proposal 2. Broker non-votes will not be treated as votes present at the Annual Meeting and will not be treated as votes cast for any of Proposals 1 or 2. Broker non-votes, therefore, will have no effect on any of these proposals.

Because of the contested nature of the Annual Meeting, brokers holding shares of the Fund in “street name” for their customers will not be permitted by NYSE rules to vote on any of the Proposals 1 or 2 on behalf of their customers and beneficial owners in the absence of voting instructions from their customers and beneficial owners.

Additional information regarding when a “broker non-vote” occurs with respect to non-routine matters will be found in the Fund’s proxy statement once available. We urge you to instruct your broker or other nominee to vote your shares for the BLUE Proxy Card so that your votes may be counted.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee to vote your shares for the BLUE Proxy Card so that your votes may be counted.

REVOCATION OF PROXIES

Shareholders of the Fund may, but need not, revoke their proxies at any time prior to exercise by (i) attending the Annual Meeting and voting his or her shares of Common Stock virtually, (ii) signing, dating and returning a later dated BLUE Proxy Card or the Fund’s proxy card, (iii) submitting a proxy with new voting instructions using the internet or telephone voting system as indicated on the BLUE Proxy Card or the Fund’s proxy card or (iv) by submitting a letter of revocation. The delivery of a later-dated proxy card which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to Ocean Capital in care of Morrow Sodali at the address set forth on the back cover of the Proxy Statement or to the Fund’s Secretary at 209 Muñoz Rivera Avenue, Suite 1112, San Juan, Puerto Rico 00918, or to any other address provided by the Fund. Although a revocation is effective if delivered to the Fund, Ocean Capital requests that either the original or photostatic copies of all revocations be mailed to Ocean Capital LLC, c/o Morrow Sodali, 509 Madison Avenue, Suite 1206, New York, NY 10022, so that Ocean Capital will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding shares. If you hold your shares in street name, please check your voting instruction card or contact your bank, broker or nominee for instructions on how to change or revoke your vote. Additionally, Morrow Sodali may use this information to contact shareholders who have revoked their proxies in order to solicit later-dated proxies for the election of the Nominees and approval of other proposals described herein.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to the Proxy Statement is being made by Ocean Capital. Proxies may be solicited by mail, facsimile, telephone, electronic mail, Internet, in person or by advertisements.

Ocean Capital has entered into an agreement with Morrow Sodali for solicitation and advisory services in connection with this solicitation, for which Morrow Sodali will receive a fee of up to $75,000, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Morrow Sodali will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Ocean Capital has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. It is anticipated that Morrow Sodali will employ up to 15 persons to solicit the Fund’s shareholders for the Annual Meeting. The entire expense of soliciting proxies is being borne by Ocean Capital. Ocean Capital does not intend to seek reimbursement from the Fund of all expenses it incurs in connection with this solicitation. Costs of this solicitation of proxies are currently estimated to be approximately $[●]. We estimate that through the date hereof, Ocean Capital’s expenses in connection with this solicitation are approximately $[●].

SHAREHOLDER PROPOSALS

According to the Fund’s proxy statement for its 2020 annual meeting of shareholders, to be considered for presentation at any annual or special meeting of shareholders of the Fund, proposals by shareholders and persons nominated for election as directors by shareholders must be delivered to the Fund’s Secretary at its principal office no less than thirty (30) nor more than fifty (50) days prior to the date of the meeting; provided, however, that if the date of the meeting is first publicly announced or disclosed less than forty (40) days prior to the date of the meeting, such notice must be given not more than ten (10) days after such date is first so announced or disclosed. Public notice will be deemed to have been given more than forty (40) days in advance of the annual meeting, if the Fund will have previously disclosed, in the Bylaws or otherwise, that the annual meeting in each year is to be held on a determinable date unless and until the Board determines to hold the meeting on a different date. In order to be included in the Fund’s proxy statement and form of proxy, a shareholder proposal must comply with all applicable legal requirements. Timely submission of a proposal does not guarantee that such proposal will be included.

The information set forth above regarding the procedures for submitting shareholder proposals and nominations for consideration is based on information contained in the Fund’s proxy statement for its 2020 annual meeting and may be outdated. Shareholders should refer to the Fund’s proxy statement for the Annual Meeting, once available, for information regarding the procedures for submitting shareholder proposals and nominations for consideration at the 2022 annual meeting of shareholders. The incorporation of this information in the Proxy Statement should not be construed as an admission by us that such procedures are legal, valid or binding.

OTHER MATTERS AND ADDITIONAL INFORMATION

Ocean Capital is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which Ocean Capital is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed BLUE Proxy Card will vote on such matters in their discretion in accordance with Rule 14a-4(c) under the Securities Exchange Act of 1934.

We are asking you to vote FOR the election of our Nominees and FOR our proposal to repeal any provision of, or amendment to, the Bylaws adopted by the Board without shareholder approval subsequent to November 16, 2021.

Ocean Capital has omitted from this Proxy Statement certain disclosure required by applicable law that will be already included in the Fund’s proxy statement once available. This disclosure includes, among other things, biographical information on the Fund’s directors and executive officers, the dollar range of shares owned by the directors of the Fund, information regarding persons who beneficially own more than 5% of the Fund’s Common Stock, information on committees of the Board and other important information. Shareholders should refer to the Fund’s proxy statement once available in order to review this disclosure.

According to the Shareholder Report, Popular Asset Management LLC serves as the Fund’s co-investment adviser. Popular Asset Management LLC is located at 209 Muñoz Rivera Avenue, Popular Center North Building, Fourth Floor, San Juan, Puerto Rico 00918.

According to the Shareholder Report, UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico, serves as the Fund’s co-investment adviser. UBS Asset Managers of Puerto Rico is located at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918.

According to the Shareholder Report, ALPS Fund Services, Inc. serves as the Fund’s administrator. ALPS Fund Services, Inc. is located at 1290 Broadway, Suite 1000, Denver, Colorado 80203.

According to the Shareholder Report, Popular Securities, LLC and UBS Financial Services Puerto Rico serve as the Fund’s principal underwriters. Popular Securities is located at 209 Muñoz Rivera Avenue, Suite 1200, San Juan, Puerto Rico 00918. UBS Financial Services Puerto Rico is located at 250 Muñoz Rivera Avenue, American International Plaza, Penthouse Floors, San Juan, Puerto Rico 00918.

Please refer to the Fund’s proxy statement, once available, for information about persons that beneficially owned 5% or more of the shares of Common Stock as of the Record Date. Additionally, as of the Record Date, Ocean Capital beneficially owned [●] shares of Common Stock, representing approximately [●]% of the shares of Common Stock outstanding, and Mr. Hawk beneficially owned [●] shares of Common Stock, representing approximately [●]% of the shares of Common Stock outstanding.

The information concerning the Fund contained in this Proxy Statement and the appendices attached hereto has been taken from, or is based upon, publicly available information.

OCEAN CAPITAL LLC

November [●], 2021

THIS SOLICITATION IS BEING MADE BY OCEAN CAPITAL AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND. OCEAN CAPITAL IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING. SHOULD OTHER MATTERS WHICH OCEAN CAPITAL IS NOT AWARE OF WITHIN A REASONABLE TIME BEFORE THIS SOLICITATION BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED BLUE PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION. OCEAN CAPITAL URGES YOU TO VOTE IN FAVOR OF THE ELECTION OF OCEAN CAPITAL’S NOMINEES, EITHER BY TELEPHONE OR BY INTERNET AS DESCRIBED IN THE ENCLOSED BLUE PROXY CARD OR BY SIGNING, DATING AND RETURNING THE ENCLOSED BLUE PROXY CARD TODAY.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Who is entitled to vote?

Shareholders of record at the close of business on the Record Date, [●], 2021, are entitled to be present and to vote at the Annual Meeting. Each share of Common Stock of record is entitled to one vote.

How do I vote my shares?

Shares held in record name. If your shares are registered in your own name, please vote today by signing, dating and returning the enclosed BLUE Proxy Card in the postage-paid envelope provided. Execution and delivery of a proxy by a record holder of Common Stock will be presumed to be a proxy with respect to all shares held by such record holder unless the proxy specifies otherwise. You may also vote your shares by following the instructions for telephone or Internet voting detailed on the enclosed BLUE Proxy Card.

Shares beneficially owned or held in “street” name. If you hold your shares in “street name” with a broker, bank, trust company or other nominee, only that nominee can exercise the right to vote with respect to the shares of Common Stock that you beneficially own through such nominee and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your broker, bank, dealer, trust company or other nominee to vote in favor of the election of the Nominees and Proposal 2. Please follow the instructions to vote provided on the enclosed voting instruction form provided by your broker, bank, trust company or other nominee and have your shares voted promptly.

If you were a record holder of shares of Common Stock as of the close of business on the Record Date, you must register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than [●] p.m. Atlantic Standard Time ([●] p.m. Eastern Standard Time) on [●], 2021 to attend and vote at the Annual Meeting. Broadridge will then e-mail you the login information and instructions for attending and voting at the Annual Meeting. If you were a beneficial owner of shares of Common Stock as of the close of business on the Record Date, i.e., your shares were held for you by a broker, bank or other institution as of the close of business on the Record Date, please consult with your broker, bank or other institution on how to attend and vote at the Annual Meeting.

Shares of Common Stock represented by properly executed BLUE Proxy Cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, “FOR ALL” of Ocean Capital’s Nominees listed in Proposal 1 and “FOR” Proposal 2.

How should I vote on the Proposals?

We recommend that you vote your shares on the BLUE Proxy Card as follows:

“FOR ALL” of Ocean Capital’s Nominees standing for election to the Board named in this Proxy Statement (Proposal 1); and

“FOR” the proposal to repeal any bylaw provisions and amendments described in this Proxy Statement (Proposal 2).

Can I change my vote or revoke my proxy?

If you are the shareholder of record, you may change your proxy instructions or revoke your proxy at any time before your proxy is voted at the Annual Meeting. Proxies may be revoked by any of the following actions:

●	signing, dating and returning the enclosed BLUE Proxy Card (the latest dated proxy is the only one that counts);

●	submitting a proxy with new voting instructions using the internet or telephone voting system as indicated on the BLUE Proxy Card or the Fund’s proxy card;

●	delivering a written revocation or a later dated proxy for the Annual Meeting to Ocean Capital LLC, c/o Morrow Sodali, 509 Madison Avenue, Suite 1206, New York, NY 10022, or to the secretary of the Fund; or

●	attending the Annual Meeting and voting virtually (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

If your shares are held in a brokerage account by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee. If you attend the Annual Meeting and you beneficially own shares but are not the record owner, your mere attendance at the Annual Meeting WILL NOT be sufficient to revoke your prior given proxy card. You must have written authority from the record owner (e.g., by obtaining a legal proxy) to vote your shares held in its name at the Annual Meeting. Contact Morrow Sodali toll free at (800) 662-5200 or collect at (203) 658-9400 for assistance or if you have any questions.

IF YOU HAVE ALREADY VOTED USING THE FUND’S PROXY CARD, WE URGE YOU TO REVOKE IT BY FOLLOWING THE INSTRUCTIONS ABOVE. Although a revocation is effective if delivered to the Fund, we request that either the original or a copy of any revocation be mailed to Ocean Capital LLC, c/o Morrow Sodali, 509 Madison Avenue, Suite 1206, New York, NY 10022, so that we will be aware of all revocations.

Who is making this Proxy Solicitation and who is paying for it?

The solicitation of proxies pursuant to this proxy solicitation is being made by Ocean Capital and the Nominees. Proxies may be solicited by mail, facsimile, telephone, electronic mail, Internet, in person or by advertisements. Ocean Capital will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Ocean Capital has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. Ocean Capital will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that certain regular employees of Ocean Capital will also participate in the solicitation of proxies in support of the Nominees and Proposal 2. Such employees will receive no additional compensation if they assist in the solicitation of proxies.

Ocean Capital has entered into an agreement with Morrow Sodali for solicitation and advisory services in connection with this solicitation, for which Morrow Sodali will receive a fee of up to $75,000 together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Morrow Sodali will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Ocean Capital has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. It is anticipated that Morrow Sodali will employ up to 15 persons to solicit the Fund’s shareholders for the Annual Meeting. The entire expense of soliciting proxies is being borne by Ocean Capital. Ocean Capital does not intend to seek reimbursement from the Fund of all expenses it incurs in connection with this solicitation. Costs of this solicitation of proxies are currently estimated to be approximately $[●]. We estimate that through the date hereof, Ocean Capital’s expenses in connection with this solicitation are approximately $[●].

What is Householding of Proxy Materials?

The SEC has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. Some banks and brokers with account holders who are shareholders of the Fund may be householding our proxy materials. A single copy of this Proxy Statement (and of the Fund’s proxy statement and annual report) will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from one or more of the affected shareholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker and direct your request to the Fund by writing to the Fund’s Secretary at Puerto Rico Residents Tax-Free Fund IV, Inc., 209 Muñoz Rivera Avenue, Suite 1112, San Juan, Puerto Rico 00918. Shareholders who currently receive multiple copies of this Proxy Statement at their address and would like to request householding of their communications should contact their bank or broker.

APPENDIX A

INFORMATION CONCERNING THE NOMINEES AND PARTICIPANTS

Ocean Capital has nominated two (2) highly-qualified individuals for election as directors at the Annual Meeting: José R. Izquierdo II and Brent D. Rosenthal.

This proxy solicitation is being made by Ocean Capital, Mr. Hawk and the Nominees. Ocean Capital, Mr. Hawk and the Nominees may each be deemed a “Participant” and, collectively, the “Participants.”

As of November 16, 2021, the Participants may be deemed to “beneficially own” (within the meaning of Rule 13d-3 or Rule 16a-1 under the Exchange Act for the purposes of this Appendix A), in the aggregate, 747,335.81 shares of Common Stock (including 100 shares of Common Stock held in record name by the Record Holder)1 representing approximately 8.1% of the Fund’s outstanding shares of Common Stock. The percentages used herein are based upon 9,171,610 shares of Common Stock outstanding, which represents the number of outstanding shares of Common Stock as of August 31, 2021, according to the Shareholder Report filed with the SEC on November 9, 2021. Ocean Capital may be deemed to beneficially own 747,335.81 shares of Common Stock.

As of November 16, 2021, Mr. Hawk may be deemed to beneficially own 754,335.81 shares of Common Stock, consisting of 7,000 shares of Common Stock owned directly by Mr. Hawk and 747,335.81 shares of Common Stock owned by Ocean Capital, which Mr. Hawk as Managing Member of Ocean Capital may be deemed to beneficially own, collectively representing approximately 8.2% of the Fund’s outstanding shares of Common Stock.

As of November 16, 2021, the Nominees do not beneficially own any shares of Common Stock and have not entered into any transactions in securities of the Fund during the past two years. Each Nominee specifically disclaims beneficial ownership of shares of Common Stock except to the extent of his or her pecuniary interest therein.

Except as set forth in this Proxy Statement, neither of the Nominees nor any of their Immediate family Members owns beneficially or of record any class of securities in (i) the Fund’s investment adviser, principal underwriter or Sponsoring Insurance Company (as defined in Item 22 of Schedule 14A); or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Fund’s investment adviser, principal underwriter or Sponsoring Insurance Company. Each of our Nominees specifically disclaims beneficial ownership of the securities that he or she does not directly own. For information regarding purchases and sales of securities of the Fund during the past two (2) years by the Participants, see Appendix B – Transactions in Securities of the Fund During the Past Two Years (which is incorporated herein by reference).

Since the beginning of the Fund’s last two completed fiscal years, no officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund, or of a person directly or indirectly controlling, controlled by or under common control thereby, serves, or has served, on the board of directors of a company of which any of the Nominees is an officer.

None of the Nominees nor any of their Immediate Family Members (as such term is defined in the 1940 Act) has or has had any direct or indirect interest, the value of which exceeded or is to exceed $120,000, during the past five years, in (i) the Fund’s investment adviser, principal underwriter or Sponsoring Insurance Company; or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Fund’s investment adviser, principal underwriter or Sponsoring Insurance Company. In addition, none of the Nominees or any of their Immediate Family Members has, or has had since the beginning of the Fund’s last two completed fiscal years, or has currently proposed, any direct or indirect relationship, in which the amount involved exceeds $120,000, with any of the persons specified in paragraphs (b)(8)(i) through (b)(8)(viii) of Item 22 of Schedule 14A.

Ocean Capital believes that each Nominee presently is not, and if elected as a director of the Fund, would not be, an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act and that each Nominee would be independent within the meaning of Section 301 of the Sarbanes-Oxley Act of 2002. No Nominee is a member of the Fund’s compensation, nominating and governance, dividend or audit committees that is not independent under any such committee’s applicable independence standards.

[1]	Although we have moved shares into record form, we do not believe that record ownership is a requirement under the organizational documents of the Fund or under Puerto Rico law for making nominations or submitting business proposals. We did so only because of what we believe is an unlawful and entrenched position of Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc. and Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc. with respect to our nominations for those two funds.

The Nominees will not receive any compensation from Ocean Capital for their services as directors of the Fund if elected. If elected, the Nominees will be entitled to such compensation from the Fund as is consistent with the Fund’s practices for services of directors who are not “interested persons” of the Fund.

None of our Nominees is a party adverse to the Fund, or any of its subsidiaries, or has a material interest adverse to the Fund, or any of its subsidiaries, in any material pending legal proceeding.

We do not expect that any of our Nominees will be unable to stand for election, but, in the event that any Nominee is unable to serve or, for good cause, will not serve, the shares represented by the enclosed BLUE Proxy Card will be voted for substitute nominee(s) to the extent this is not prohibited under the Bylaws and applicable law. In addition, we reserve the right to nominate substitute person(s) if the Fund makes or announces any changes to the Bylaws or takes any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, the shares represented by the enclosed BLUE Proxy Card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Bylaws and applicable law, if the Fund increases the size of the Board above its existing size or increases the number of directors whose terms expire at the Annual Meeting. Additional nominations made pursuant to the preceding sentence are without prejudice to the position of Ocean Capital that any attempt to increase the size of the current Board or to change the classifications of the Board would constitute an unlawful manipulation of the Fund’s corporate machinery.

The principal occupation of Mr. Izquierdo is serving as Managing Director of Main Line Ventures, LLC, a firm that counsels corporations, international organizations and world class athletes on a range of legal, strategic and developmental matters. The principal occupation of Brent D. Rosenthal is serving as a Founder and Investor at Mountain Hawk Capital Partners, LLC, an investment fund. The principal occupation of Mr. Hawk is serving as President and Chief Executive Officer of First Southern, LLC, a boutique financial services company that provides a broad spectrum of investment and brokerage services to individuals and institutional clients. The Principal business of Ocean Capital is investing in various opportunities in the financial arena and transacting any lawful business in Puerto Rico financial arenas.

The principal business address of Mr. Izquierdo is 70 Ponce de Leon Ave., Suite 160, San Juan, Puerto Rico 00918. The principal business address of Mr. Rosenthal is 3 Drummond Terrace, Livingston, New Jersey 07039. The principal business address of each of Mr. Hawk and Ocean Capital is GAM Tower, 2 Tabonuco St., Suite 200, Guaynabo, Puerto Rico 00968.

Each of the Participants is a citizen of the United States of America. Messrs. Hawk and Izquierdo are residents of Puerto Rico.

The relevant information provided above has been furnished to Ocean Capital by the Nominees.

Except as set forth in this Proxy Statement, (i) during the past ten (10) years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Annual Meeting; (iii) no Participant owns any securities of the Fund which are owned of record but not beneficially; (iv) no Participant directly or indirectly beneficially owns any securities of the Fund; (v) no Participant has purchased or sold any securities of the Fund during the past two (2) years; (vi) no part of the purchase price or market value of the securities of the Fund owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vii) no Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Fund, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies; (viii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Fund; (ix) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Fund; (x) no Participant or any of his or her associates had any direct or indirect interest in any transaction, or series of similar transactions, since the beginning of the Fund’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Fund or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; and (xi) no Participant or any of his or her associates has any arrangement or understanding with any person with respect to any future employment by the Fund or its affiliates, nor with respect to any future transactions to which the Fund or any of its affiliates will or may be a party.

The Participants entered into a Joint Filing and Solicitation Agreement dated November 16, 2021 (the “Joint Filing and Solicitation Agreement”) pursuant to which, among other things, (i) the Participants agree to the joint filing of statements on Schedule 13D, and any amendments thereto, with respect to the securities of the Fund, (ii) the Participants agree to solicit proxies in favor of the proposals submitted to the Fund’s stockholders for approval at the Annual Meeting, including the election of the Nominees, (iii) the Participants agree to provide Mr. Hawk with notice of any purchase or sale of any securities of the Fund, and (iv) Ocean Capital will have the right to pre-approve all expenses incurred in connection with the solicitation and agrees to pay all such pre-approved expenses. Except as set forth in this Proxy Statement, (i) there are no arrangements or understandings between Ocean Capital or its affiliates and the Nominees or any other person or persons pursuant to which the nominations are to be made by Ocean Capital, other than the consent by each Nominee to be named in this Proxy Statement and to serve as a director of the Fund, if elected as such at the Annual Meeting and (ii) no Nominee has purchased or sold any securities of the Fund’s investment adviser or its parents, or subsidiaries of either, since the beginning of the most recently completed fiscal year.

Except as set forth in this Proxy Statement, no Nominee or any of his or her Immediate Family Members (as defined in Item 22 of Schedule 14A) has held any positions, including as an officer, employee, director or general partner, during the past five years with (i) the Fund, (ii) an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter or Sponsoring Insurance Company (as defined in Item 22 of Schedule 14A) as the Fund or having an investment adviser, principal underwriter or Sponsoring Insurance Company that directly or indirectly controls, is controlled by or is under common control with an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund, (iii) an investment adviser, principal underwriter, Sponsoring Insurance Company or affiliated person of the Fund or (iv) any person directly or indirectly controlling, controlled by or under common control with an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund.

Except as set forth in this Proxy Statement, no Nominee or his or her Immediate Family Members owns any securities beneficially or of record in (i) an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund.

Except as set forth in this Proxy Statement, no Nominee or any of his or her Immediate Family Members has any direct or indirect interest, the value of which exceeds $120,000, during the past five years in (i) an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund or (ii) a person (other than a registered investment company) directly or indirectly controlling, or controlled by or under common control with an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund.

Except as set forth in this Proxy Statement, no Nominee or any of his or her Immediate Family Members has any material interest, direct or indirect, in any transaction, or series of similar transactions, since the beginning of the last two completed fiscal years of the Fund, or in any currently proposed transaction, or series of similar transactions, in which the amount involved exceeds $120,000 and to which any of the following persons was or is to be a party: (i) the Fund, (ii) an Officer (as defined in Item 22 of Schedule 14A) of the Fund, (iii) an investment company, or a person that would be an investment company but for exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter or Sponsoring Insurance Company as the Fund or having an investment adviser, principal underwriter or Sponsoring Insurance Company that directly or indirectly controls, is controlled by or is under common control with an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund, (iv) an Officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter or Sponsoring Insurance Company that directly or indirectly controls, is controlled by or is under common control with an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund, (v) an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund, (vi) an Officer of an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund, (vii) a person directly or indirectly controlling, controlled by or under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund or (viii) an Officer of a person directly or indirectly controlling, controlled by or under common control with an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund.

Except as set forth in this Proxy Statement, no Nominee or any of his or her Immediate Family Members has any direct or indirect relationship, in which the amount involved exceeds $120,000, that exists, or has existed at any time since the beginning of the last two completed fiscal years of the Fund, or is currently proposed, with any of the persons specified in paragraphs (b)(8)(i) through (b)(8)(viii) of Item 22 of Schedule 14A.

Except as set forth in this Proxy Statement, no Officer of an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund, nor an Officer of a person directly or indirectly controlling, controlled by or under common control with an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund, serves, or has served since the beginning of the last two completed fiscal years of the Fund, on the board of directors of a company where any Nominee or his or her Immediate Family Member is, or was since the beginning of the last two completed fiscal years of the Fund, an Officer.

The following table sets forth the dollar range of equity securities beneficially owned by each Nominee as of November 16, 2021:

Name of Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Nominee in Family of Investment Companies
José R. Izquierdo II	none	none

Brent D. Rosenthal	none	none

Except as set forth in this Proxy Statement, (i) there are no material pending proceedings to which any Nominee or any of his or her or its associates or affiliated persons is a party adverse to the Fund or any of its affiliated persons or has a material interest adverse to the Fund or any of its affiliated persons and (ii) none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K occurred during the past ten (10) years.

APPENDIX B

TRANSACTIONS IN THE FUND’S SECURITIES DURING THE PAST TWO YEARS

OCEAN CAPITAL LLC

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	1,299.00	5/14/2021
Purchase of Common Stock	728,941.81	4/16/2021
Purchase of Common Stock	6,422.00	4/9/2021
Purchase of Common Stock	310.00	4/7/2021
Purchase of Common Stock	5,500.00	2/12/2021
Purchase of Common Stock	4,863.00	2/10/2021

WILLIAM HEATH HAWK

Nature of the Transaction	Securities Purchased (Sold)		Date of Purchase/Sale
Sale of Common Stock	(865.00	)*	9/23/2021
Sale of Common Stock	(36,512.00	)*	8/2/2021
Purchase of Common Stock	36,512.00	*	5/21/2021
Purchase of Common Stock	865.00	*	5/21/2021
Purchase of Common Stock	7,000.00		5/12/2021

*	Represents shares held in a joint account of Mr. Hawk and his spouse.

No part of the purchase price or market value of any of the securities specified in the transactions listed in this Appendix B was represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

IMPORTANT

Tell your Board what you think! Your vote is important. No matter how many shares you own, please give Ocean Capital your proxy FOR the election of Ocean Capital’s Nominees and FOR Proposal 2 by voting your shares by telephone or Internet as described in the enclosed BLUE Proxy Card or by signing, dating and returning the enclosed BLUE Proxy Card in the postage-paid envelope provided.

If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute the BLUE Proxy Card. In addition, if you hold your shares in a brokerage or bank account, your broker or bank may allow you to provide your voting instructions by telephone or Internet. Please consult the materials you receive from your broker or bank prior to authorizing a proxy by telephone or Internet. Ocean Capital urges you to confirm in writing your instructions to Ocean Capital in care of Morrow Sodali at the address provided below so Ocean Capital will be aware of all instructions given and can attempt to ensure that such instructions are followed.

If you have any questions or require additional information concerning this Proxy Statement, please contact Morrow Sodali at the address and telephone numbers set forth below:

509 Madison Avenue Suite 1206

New York, NY 10022

Stockholders Call Toll Free: (800) 662-5200
Banks, Brokers, Trustees and Other Nominees Call Collect: (203) 658-9400

Email: ocean@investor.morrowsodali.com

PRELIMINARY COPY – SUBJECT TO COMPLETION

BLUE PROXY

2021 ANNUAL MEETING OF SHAREHOLDERS OF

PUERTO RICO RESIDENTS TAX-FREE FUND IV, INC.
Banco Popular Center
209 Muñoz Rivera Avenue, Suite 1112,
San Juan, Puerto Rico 00918

THIS PROXY IS SOLICITED ON BEHALF OF OCEAN CAPITAL LLC

The undersigned hereby appoints William Heath Hawk and Michael Verrechia, or either of them, as proxies, each with the power to appointhis or her substitute, and hereby authorizes each of them to represent the undersigned and to vote, as designated on the reverse hereof, all shares of common stock of Puerto Rico Residents Tax-Free Fund IV, Inc., a Puerto Rico corporation (formerly known as Puerto Rico Investors Tax-Free Fund IV, Inc. and hereinafter referred to as the "Fund"), which the undersigned is entitled to vote at the Annual Meeting of Shareholders scheduled to be held virtually on December [●], 2021 at [●] a.m. Atlantic Standard Time ([●] a.m. Eastern Standard Time) or at any continuation, adjournment or postponement thereof (the "Meeting"), with the same force and effect as the undersigned could do if personally present thereat, or in their discretion upon any other business that may properly come before the Meeting to the extent authorized under Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, SIGN AND DATE THE BLUE PROXY CARD DELIVERED TO YOU AND RETURN IT PROMPTLY. RETURNING YOUR BLUE PROXY CARD WILL NOT PREVENT YOU FROM VOTING AT THE MEETING, BUT WILL ENSURE THATYOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH SPECIFICATIONS MADE HEREIN. IF NO SPECIFICATION IS MADE AS TO ANY INDIVIDUAL ITEM HEREIN, SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR ALL" OF THE NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSAL 2.

THIS CARD IS SOLICITED ON BEHALF OF OCEAN CAPITAL LLC.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be dated and signed on reverse side)

SEE REVERSE SIDE

TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED

Important Notice Regarding the Availability of Proxy Materials

The Notice and Proxy Statement and Annual Report are available at: www.proxyvoting.com/OceanCapital

PRELIMINARY COPY – SUBJECT TO COMPLETION

Please mark vote as indicated in this example

X

1. Ocean Capital recommends you vote "FOR ALL" the following nominees:

Ocean Capital's proposal to elect its two (2) director nominees, José R. Izquierdo II and Brent D. Rosenthal, to serve as Class [ ] directors on the Board, each to serve a three-year term or until his successor is duly elected and qualified, in opposition to the Fund's director nominees

☐ FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT

INSTRUCTIONS: To vote against an individual nominee, mark the "FOR ALL EXCEPT" box and write the name(s) of the nominee(s) on the line below:

____

Ocean Capital does not expect that any of the nominees will be unable to stand for election, but, in the event that any nominee is unable to serveor for good cause will not serve, the shares of common stock represented by this proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Fund's bylaws (the "Bylaws") and applicable law. In addition, Ocean Capital reserves the right to nominate substitute person(s) depending on the size of the Board and number of candidates up for election to the Board at the Annual Meeting. In any such case, shares of common stock represented by this proxy card will be voted for such substitute nominee(s).

2. Ocean Capital recommends you vote "FOR" Proposal 2:

FOR ☐ AGAINST ☐ ABSTAIN ☐

____
Date

____
(Signature)

____
(Signature if held jointly)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

PLEASE SIGN, DATE AND RETURN THIS BLUE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE

TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED

TO AUTHORIZE YOUR PROXY BY TELEPHONE OR INTERNET
QUICK ★ ★ ★ EASY ★ ★ ★ IMMEDIATE

Your telephone or internet proxy authorizes the Proxies to vote your shares in the same manner as if you marked, signed and returned your BLUE proxy card.

AUTHORIZE YOUR PROXY BY INTERNET: THE WEB ADDRESS IS www.proxyvoting.com/OceanCapital. You will be asked to enter a CONTROL NUMBER which is located in the lower right-hand corner of this form.

AUTHORIZE YOUR PROXY BY PHONE: You will be asked to enter a CONTROL NUMBER which is located in the lower right-hand corner of this form.

Call ★ ★ Toll Free ★ ★
866-540-5759
There is NO CHARGE to you for this call

OPTION A: You are encouraged to review each proposal and select a voting choice before you submit your proxy. Please press 0 in order to vote on each proposal separately.

OPTION B: If you prefer not to select a voting choice with respect to each proposal you may press 1 to submit a proxy. If you select this option, your shares will be voted in accordance with the recommendations made by Ocean Capital.

Internet and Telephone voting is available through 11:59 P.M. Eastern Time on the day before the Annual Meeting.

CONTROL NUMBER
for Telephone/Internet Proxy Authorization